UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive, Suite 200 Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

(281) 408-1200

( Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K does not update any of the information furnished under Item 2.02 in the registrant’s Current Report on Form 8-K filed with the Commission on March 12, 2008.

Item 8.01. Other Events.

Eagle Rock Energy Partners, L.P. is disclosing certain financial information relating to results of operations for the quarter and year ended December 31, 2007 and oil and natural gas reserves information as of December 31, 2007 (“Financial Information and Reserves Data”). A copy of the Financial Information and Reserves Data is attached as 99.1 to this report and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Cawley, Gillespie & Associates, Inc.

99.1	Financial Information and Reserves Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: March 13, 2008

By:	/s/ Joseph A. Mills
Joseph A. Mills Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Cawley, Gillespie & Associates, Inc.

99.1	Financial Information and Reserves Data.